                                             EXHIBIT 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



    As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into Genesee & Wyoming Inc.'s previously filed Registration Statement on Form S-8 (Registration No. 333-09165).

                                     /s/ Arthur Andersen LLP
                                     ------------------------
                                         Arthur Andersen LLP
        Chicago, Illinois
        March 26, 1997